UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2012

 HUBEI MINKANG PHARMACEUTICAL LTD.
(Exact name of registrant as specified in its charter)

 Nevada
(State or other jurisdiction
of incorporation

 000-53231
(Commission
File Number)

 26-2410685
(IRS Employer
Identification No.)

 55 Ubi Ave. 3, #03-01, Mintwell Building
Singapore
(Address of principal executive offices)

 408864
(Zip Code)

Registrant's telephone number, including area code +65-6747-7883

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act

           (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

           (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

           (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act

           (17 CRF 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement

On May 7, 2012, our indirect wholly-owned subsidiary, Hubei Minkang Pharmaceutical Co., Ltd. ("Hubei Minkang PRC"), and Bank of Communications Co., Ltd., Yichang Branch, ("Bank of Communications") executed a loan contract (the "Loan Contract"), where Hubei Minkang PRC loaned RMB 10,000,000 to be used as liquidity, with a loan period from May 7, 2012 to May 7, 2013 and having an interest rate of 7.872% per annum, which is calculated and paid on the 20th of each month, with principal due May 7, 2013.

The foregoing description of Loan Contract does not purport to be complete and is qualified in its entirety by reference to the Loan Contract, which is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.

The Loan Contract is secured by the same two maximum pledge contracts (collectively, the "Maximum Pledge Contracts"), dated January 13, 2011 and May 1, 2011, respectively, between Hubei Minkang PRC and Bank of Communications.  Under the Maximum Pledge Contracts, the Loan Contract is collateralized by certain of Hubei Minkang PRC's buildings and land use rights.

The foregoing description of the Maximum Pledge Contracts do not purport to be complete and are qualified in their entirety by reference to the Maximum Pledge Contracts, which were filed as Exhibits 10.7 ad 10.8 to our Current Report on Form 8-K filed on September 26, 2011, and are incorporated by reference herein.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is responsive to this item and is incorporated by reference herein.

SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure

On May 15, 2012, we issued a press release about the closing of a recent private placement involving the sale of 1,130,270 shares of our common stock at a price of $0.70 per share for gross proceeds of $791,189.

A copy of the press release is attached as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

          (a)   Financial Statements of Business Acquired.

Not applicable.

          (b)   Pro Forma Financial Information.

Not applicable.

          (c)   Shell Company Transactions.

Not applicable.

          (d)   Exhibits.

Exhibit No.

Description of Exhibit

10.1

Loan Contract, dated May 7, 2012, among Hubei Minkang Pharmaceutical Co., Ltd. and Bank of Communications Co., Ltd., Yichang Branch, for RMB 10,000,000.

99.1

Press Release dated May 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2012

Hubei Minkang Pharmaceutical Ltd.

By:

/s/ Grace Ang

Name:

Grace Ang

Title:

Secretary, Treasurer and Director